ALTEGRIS KKR COMMITMENTS MASTER FUND

(the “Fund”)

Supplement dated July 10, 2020 to the

Prospectus and Statement of Additional Information (the “SAI”), dated August 28, 2019, as supplemented

Effective immediately, Eric Bundonis has resigned as a portfolio manager for the Fund.  The following changes are hereby made to the Fund’s Prospectus and SAI:

The section of the prospectus entitled “Management of the Fund—Management Team” is hereby deleted ad replaced with the following:

Management Team

The personnel of the Advisers responsible for management of the Fund are experienced and educated investment professionals with a long performance record in alternative investments.  They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience.  The Advisers and their personnel maintain relationships with a large number of managers.  The Advisers believe that, as a result of these contacts, the Fund should have access to a large number of Investment Funds from which to select.

The portfolio manager who has primary responsibility for management of the Fund is Matthew Osborne:

Matthew Osborne

Matthew Osborne has more than 28 years of international business and financial market experience. As Chief Investment Officer, Mr. Osborne is responsible for product development and is co-portfolio manager of several Altegris mutual funds. He is a member of the Altegris Investment Committee, responsible for qualification, approval and ongoing review of all investment strategies and managers on the Altegris platform.

Prior to Altegris, Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial with responsibility for manager selection and research. Previously, he had a 12-year career with a preeminent family office in his native New Zealand. In his role as Investment Manager, Mr. Osborne was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures. He also gained significant trading expertise in foreign currencies, stocks, fixed income, global futures and options.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Shares in the Fund.

The tables in the section of the SAI entitled “Management of the Fund—Other Accounts Managed by the Portfolio Managers” are hereby deleted and replaced with the following:

Matthew Osborne

	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to A Performance- Based Advisory Fee	Total Assets in Accounts Subject to A Performance- Based Advisory Fee ($ million)
Registered Investment Companies	3	$662,444,922	0	N/A
Other Pooled Investment Vehicles	26	$944,145,524	0	N/A
Other Accounts	0	N/A	0	N/A

The section of the SAI entitled “Management of the Fund—Securities Ownership of Portfolio Managers” is hereby deleted and replaced with the following:

Securities Ownership of Portfolio Manager

As of March 31, 2019, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Matthew Osborne	None

The section of the SAI entitled “Management of the Fund—Portfolio Manager Compensation Structure” is hereby deleted and replaced with the following:

For services as a portfolio manager to the Fund, Matthew Osborne receives a salary from the Adviser. Mr. Osborne also has an equity interest in a privately-held entity that directly or indirectly controls the Adviser and its affiliates, and will receive compensation from that entity based upon the future profitability of the Adviser and its affiliates. Mr. Osborne may also receive from the privately-held entity that directly or indirectly controls the Adviser and its affiliates discretionary bonuses and other discretionary compensation in connection with his role as a senior executive of the firm.

Please retain this supplement for future reference.